[DESCRIPTION]  Second Amendment to Declaration of Trust
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                       SECOND AMENDMENT TO
                      DECLARATION OF TRUST
                               OF
                   TEMPLETON REAL ESTATE TRUST


          This Second Amendment to the Declaration of Trust
("Declaration") of Templeton Real Estate Trust (the "Trust") is made this 3rd day of March, 1990 by the parties signatory hereto, as Trustees of the Trust (the "Trustees.").

                           WITNESSETH
          WHEREAS, the Declaration was made on July 17, 1989 and the Trustees now desire to amend the Declaration and change the name of the Trust; and

          WHEREAS, Article VIII, Section 8.3(a) of the
Declaration provides that the Trustees may amend the Declaration without the vote or consent of Shareholders to change the name of the Trust by an instrument signed by a majority of the Trustees:

          NOW, THEREFORE, the Trustees hereby declare that
Article I, Section 1.1 and Article I, Section 1.2(l) be amended to read as follows:

          SECTION 1.1.  NAME.  The name of the trust created
          hereby, until and unless changed by the Trustees as provided in Section 8.3(a) hereof, is "Templeton Real
          Estate Securities Fund."

          SECTION 1.2.  DEFINITIONS.
          (1) The "TRUST" means Templeton Real Estate Securities
          Fund.

          IN WITNESS WHEREOF, the undersigned have executed this instrument this 3rd of March, 1990.

                              John M. Templeton, Jr.
                              John M. Templeton, Jr.


                              John Wm. Galbraith
                              John Wm. Galbraith


                              F. Bruce Clarke
                              F. Bruce Clarke


                              Hasso-G von Diergardt
                              Hasso-G von Diergardt


                              LeRoy C. Paslay
                              LeRoy C. Paslay

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                           CERTIFICATE


          Pursuant to Section 10.1 of the Declaration, the undersigned Trustee hereby acknowledges and certifies that this Amendment to the Declaration of Trust of Templeton Real Estate Trust is made in accordance with the provisions of the Declaration, and shall be effective upon its filing with the Secretary of the Commonwealth of Massachusetts.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of March, 1990.


                              John M. Templeton, Jr.
                              John M. Templeton, Jr.
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                           CERTIFICATE


          Pursuant to Section 10.1 of the Declaration, the undersigned Trustee hereby acknowledges and certifies that this Amendment to the Declaration of Trust of Templeton Real Estate Trust is made in accordance with the provisions of the Declaration, and shall be effective upon its filing with the Secretary of the Commonwealth of Massachusetts.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of March, 1990.


                              John Wm. Galbraith
                              John Wm. Galbraith

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                           CERTIFICATE


          Pursuant to Section 10.1 of the Declaration, the undersigned Trustee hereby acknowledges and certifies that this Amendment to the Restated Declaration of Trust of Templeton Real Estate Trust is made in accordance with the provisions of the Declaration, and shall be effective upon its filing with the Secretary of the Commonwealth of Massachusetts.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of March, 1990.


                              F. Bruce Clarke
                              F. Bruce Clarke
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                           CERTIFICATE


          Pursuant to Section 10.1 of the Declaration, the undersigned Trustee hereby acknowledges and certifies that this Amendment to the Declaration of Trust of Templeton Real Estate Trust is made in accordance with the provisions of the Declaration, and shall be effective upon its filing with the Secretary of the Commonwealth of Massachusetts.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of March, 1990.


                              Hasso-G von Diergardt
                              Hasso-G von Diergardt
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                           CERTIFICATE


          Pursuant to Section 10.1 of the Declaration, the undersigned Trustee hereby acknowledges and certifies that this Amendment to the Declaration of Trust of Templeton Real Estate Trust is made in accordance with the provisions of the Declaration, and shall be effective upon its filing with the Secretary of the Commonwealth of Massachusetts.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of March, 1990.


                              Leroy C. Paslay
                              LeRoy C. Paslay